UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 3, 2016

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EnLink Midstream, LLC (the “Registrant”) indirectly owns (i) a portion of the limited partner interest in EnLink Midstream Partners, LP (the “Partnership”) and (ii) all of the membership interest in EnLink Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), which owns all of the incentive distribution rights in the Partnership.

On March 3, 2016, the holders, as of such date, of a majority of the common units (including Class C common units and convertible preferred units on an as-converted basis) of the Partnership approved by written consent (the “Approval”) an increase in the number of common units (the “Unit Increase”) authorized for issuance under the Long-Term Incentive Plan (as amended and restated on March 7, 2014, the “Current Plan”) of the General Partner, together with an amendment and restatement of the Current Plan (the “2016 Restatement” and, together with the Current Plan, the “GP Plan”) to effect such Unit Increase.  The Unit Increase and the 2016 Restatement were previously approved, on February 8, 2016, by the Board of Directors (the “Partnership Board”) of the General Partner.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Schedule 14C Information Statement (“Information Statement”) will be sent or given to the unitholders of the Partnership who did not execute the Approval.  The Approval, together with the Unit Increase and the 2016 Restatement, will become effective on the date that is 20 calendar days after the date the Information Statement is first sent or given to such unitholders.

The GP Plan provides for the grant of awards of restricted incentive units or unit options to the employees, consultants and independent contractors of the General Partner, as well as outside directors serving on the Partnership Board.  The 2016 Restatement will (i) increase the number of common units authorized for issuance under the GP Plan from 9,070,000 common units to 14,070,000 common units and (ii) amend the term of the GP Plan so that it expires on March 3, 2026. The GP Plan will be administered by the Compensation Committee of the Board.  This description of the GP Plan is qualified in its entirety by the full and complete terms of the GP Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The matters reported under Item 5.02 of this Current Report on Form 8-K are hereby incorporated by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—

EnLink Midstream GP, LLC Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 3, 2016, filed with the Commission on March 9, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC, its Managing Member

Date: March 9, 2016	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—

EnLink Midstream GP, LLC Long-Term Incentive Plan, as amended and restated (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated March 3, 2016, filed with the Commission on March 9, 2016).